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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): March 9, 2000




                          Commission file number 1-5064




                                  Jostens, Inc.
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             (Exact name of Registrant as specified in its charter)





Minnesota                                41-0343440
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(State or other jurisdiction of          (I.R.S. Employer Identification number)
 incorporation or organization)



5501 Norman Center Drive, Minneapolis, Minnesota      55437
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(Address of principal executive offices)              (Zip code)





Registrant's telephone number, including area code: (952) 830-3300
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Item 5.  Other Events

               On March 9, 2000, Jostens announced that its Board of Directors postponed the annual shareholders meeting previously scheduled for April 27, 2000. The action was taken to give shareholders the opportunity to vote on the proposed merger of Jostens into a company controlled by Investcorp. It is anticipated that the special shareholders' meeting will be held in late April, but no specific meeting date has been set. A copy of the press release announcing the postponement is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

          (c)  Exhibits

               Exhibit No.   Description
               -----------   -----------
                 99.1        Press release issued by Jostens on March 9, 2000
                             announcing the postponement of the annual shareholders meeting.

                                       2
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   JOSTENS, INC.
                                   Registrant


Date:  March 9, 2000               By  /s/ William N. Priesmeyer
                                      ------------------------------------------
                                       William N. Priesmeyer
                                       Senior Vice President and Chief Financial
                                       Officer (Chief Accounting Officer)

                                       3
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                                  EXHIBIT INDEX


Exhibit       Description
-------       -----------
99.1          Press release issued by Jostens on March 9, 2000 announcing the postponement of the annual shareholders meeting.